SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2006

                First Federal of Northern Michigan Bancorp, Inc.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       0-31957                   38-0135202
----------------------------       --------------------      ------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
  of incorporation)                                          Identification No.)



100 S. Second Ave., Alpena, Michigan                                  49707
------------------------------------                            ---------------
             (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 8.01.     Other Events.

     On September 19, 2006, the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.05 per share for the quarter ending September 30, 2006. The dividend will be payable to stockholders of record as of September 30, 2006 and will be paid on October 20, 2006.

     A copy of the press release dated September 22, 2006, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.     Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits.

           Exhibit No.                  Description
           -----------                  ------------

              99                        Press release dated September 22, 2006


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                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FIRST FEDERAL OF NORTHERN MICHIGAN
                                              BANCORP, INC.


DATE:  September 22, 2006                 By: /s/ Amy E. Essex
                                              ----------------------------
                                                  Amy E. Essex
                                                  Chief Financial Officer

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